Exhibit 31.2
Certification of Chief Financial Officer pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002
I, Michael A. Bender, certify that:
1.I have reviewed this quarterly report on Form 10-Q/A of Pacific Oak Strategic Opportunity REIT, Inc.;
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.[Omitted];
4.[Omitted];
5.[Omitted];

Date:	May 28, 2020	By:	/S/ MICHAEL A. BENDER
Michael A. Bender
Chief Financial Officer
(principal financial officer)